EX-99.23h(17)

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC



         This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

         WHEREAS, the Administrator and the Trust entered into an Administration Agreement dated as of January 31, 2001 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

         WHEREAS, pursuant to the Agreement, each Fund agreed to pay the Administrator for the services provided and the expenses assumed by each Fund as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses; and

         WHEREAS, in order to reflect a change in sub-adviser, the names of certain Funds have been changed.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

       1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated ____________, 2003, attached hereto.

       2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated ____________, 2003, attached hereto.

       3. Schedule C to the Agreement is hereby added in its entirety dated ____________, 2003, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this _____ day of ________________, 2003.

JACKSON NATIONAL ASSET                         JNL SERIES TRUST
MANAGEMENT, LLC


By:                                            By:
     ---------------------------------------        ----------------------

Name:   Mark D. Nerud                          Name: Robert A. Fritts
        ------------------------------               ---------------------

Title:   Chief Financial Officer               Title:  President
        ----------------------------------            --------------------

                                   SCHEDULE A
                          DATED _________________, 2003

JNL/AIM Large Cap Growth Fund
JNL/AIM Premier Equity II Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Curian Enhanced S&P 500 Stock Index Fund
JNL/Curian S&P 500 Index Fund
JNL/Curian S&P 400 Mid Cap Index Fund
JNL/Curian Small Cap Index Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/JPMorgan International Value Fund
JNL/Janus Aggressive Growth Fund
JNL/Janus Balanced Fund
JNL/Janus Capital Growth Fund
JNL/Janus Global Equities Fund
JNL/Janus Growth & Income Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/S&P Conservative Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Aggressive Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund II
JNL/S&P Moderate Growth Fund II
JNL/S&P Aggressive Growth Fund II
JNL/S&P Very Aggressive Growth Fund II
JNL/S&P Equity Growth Fund II
JNL/S&P Equity Aggressive Growth Fund II
JNL/S&P Aggressive Growth Fund
JNL/S&P Conservative Growth Fund
JNL/S&P Moderate Growth Fund
JNL/S&P Core Index 100 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 50 Fund
JNL/Salomon Brothers Balanced Fund
JNL/Salomon Brothers Global Bond Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund

                                   SCHEDULE B
                          DATED ________________, 2003
                               Class A & B Shares

Funds                                                                  Fee
-----                                                                  ---
JNL/AIM Large Cap Growth Fund                                          .10%
JNL/AIM Premier Equity II Fund                                         .10%
JNL/AIM Small Cap Growth Fund                                          .10%
JNL/Alger Growth Fund                                                  .10%
JNL/Alliance Capital Growth Fund                                       .10%
JNL/Curian Enhanced S&P 500 Stock Index Fund                           .10%
JNL/Curian S&P 500 Index Fund                                          .10%
JNL/Curian S&P 400 Mid Cap Index Fund                                  .10%
JNL/Curian Small Cap Index Fund                                        .10%
JNL/Eagle Core Equity Fund                                             .10%
JNL/Eagle SmallCap Equity Fund                                         .10%
JNL/JPMorgan International Value Fund                                  .15%
JNL/Janus Aggressive Growth Fund                                       .10%
JNL/Janus Balanced Fund                                                .10%
JNL/Janus Capital Growth Fund                                          .10%
JNL/Janus Global Equities Fund                                         .15%
JNL/Janus Growth & Income Fund                                         .10%
JNL/Lazard Small Cap Value Fund                                        .10%
JNL/Lazard Mid Cap Value Fund                                          .10%
JNL/Mellon Capital Management International Index Fund                 .15%
JNL/Mellon Capital Management Bond Index Fund                          .10%
JNL/Oppenheimer Global Growth Fund                                     .15%
JNL/Oppenheimer Growth Fund                                            .10%
JNL/PIMCO Total Return Bond Fund                                       .10%
JNL/PPM America Balanced Fund                                          .10%
JNL/PPM America High Yield Bond Fund                                   .10%
JNL/PPM America Money Market Fund                                      .10%
JNL/PPM America Value Fund                                             .10%
JNL/Putnam Equity Fund                                                 .10%
JNL/Putnam International Equity Fund                                   .15%
JNL/Putnam Midcap Growth Fund                                          .10%
JNL/Putnam Value Equity Fund                                           .10%
JNL/S&P Conservative Growth Fund I                                     .05%
JNL/S&P Moderate Growth Fund I                                         .05%
JNL/S&P Aggressive Growth Fund I                                       .05%
JNL/S&P Very Aggressive Growth Fund I                                  .05%
JNL/S&P Equity Growth Fund I                                           .05%
JNL/S&P Equity Aggressive Growth Fund I                                .05%
JNL/S&P Conservative Growth Fund II                                    .05%
JNL/S&P Moderate Growth Fund II                                        .05%
JNL/S&P Aggressive Growth Fund II                                      .05%
JNL/S&P Very Aggressive Growth Fund II                                 .05%
JNL/S&P Equity Growth Fund II                                          .05%
JNL/S&P Equity Aggressive Growth Fund II                               .05%
JNL/S&P Aggressive Growth Fund                                         .05%
JNL/S&P Conservative Growth Fund                                       .05%
JNL/S&P Moderate Growth Fund                                           .05%
JNL/S&P Core Index 100 Fund                                            .05%
JNL/S&P Core Index 50 Fund                                             .05%
JNL/S&P Core Index 75 Fund                                             .05%
JNL/Salomon Brothers Balanced Fund                                     .10%
JNL/Salomon Brothers Global Bond Fund                                  .10%
JNL/Salomon Brothers High Yield Bond Fund                              .10%
JNL/Salomon Brothers U.S. Government & Quality Bond Fund               .10%
JNL/T. Rowe Price Established Growth Fund                              .10%
JNL/T. Rowe Price Mid-Cap Growth Fund                                  .10%
JNL/T. Rowe Price Value Fund                                           .10%

                                   SCHEDULE C
                          DATED ________________, 2003
                                 Class C Shares

Funds                                                                  Fee
-----                                                                  ---
JNL/PPM America Money Market Fund                                       0%